Leases	12 Months Ended
Mar. 31, 2025
Leases [Abstract]
LEASES

13. LEASES

Operating leases

The Group leases offices from a third party. As the lease does not provide an implicit rate, the Group used an incremental borrowing rate based on the information available at the commenced date in determining the present value of lease payments. The Group’s lease agreement does not contain any material guarantees or restrictive covenants. The Group does not have any sublease activities.

Operating leases result in the recognition of right-of-use (“ROU”) assets and lease liabilities on the balance sheet. ROU assets represent the Group’s right to use the leased asset for the lease term, and lease liabilities represent the obligation to make lease payments. The operating lease expenses were charged to administrative expenses.

A summary of supplemental information related to the Group’s leases as of March 31, 2025 and 2024 was as follows:

	For the year ended	For the year ended
	March 31, 2025	March 31, 2024
	US$’000	US$’000
Cash paid for amounts included in the measurement of lease liabilities:	222	53
Operating cashflows used in operating lease – Lease expenses	203	51
Operating cashflows used in operating lease – Depreciation of right-of-us	19	2
Interest on lease liabilities

Operating lease right-of-use assets, net	567	18

Operating lease liabilities, current	373	18
Operating lease liabilities, non-current	193	-
Weighted average remaining lease terms – operating lease	566	18
Weighted average discount rate – operating lease	5.63%	5.00%

The maturity analysis of the annual undiscounted cash flows for the operating lease, as of March 31, 2025 and March 31, 2024 were as follows:

	As of
	March 31, 2025	March 31, 2024
	US$’000	US$’000
Within 1 year	395	19
More than 1 year but less than 2 years	198	-
Total undiscounted lease payments	593	19
less: imputed interest	(27)	(1)
Total lease liabilities	566	18